Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents
12 Cash and cash equivalents
Cash and cash equivalents include the following:

	As of December 31,
in 000€	2021	2020	2019
Cash at bank	192,895	108,399	123,337
Cash equivalents	3,133	3,139	5,560
Total	196,028	111,538	128,897
For the year ended December 31, 2021, cash at banks in euro earned a negative interest (K€223), based on floating interest rates. Cash at banks in other currencies earns interest at floating rates based on daily bank deposit rates. Cash equivalents include short-term deposits which are made for varying periods between one day and three months, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
There were no cash balances on a restricted bank account per December 31, 2021, 2020 or 2019.